Exhibit 99.1
Key Market Data

Ticker:	INNU.OB
Market Cap:	$6.6M
Shares Outstanding:	21.9M
Float:	11.2M
Management Team
John Wall
Founder, Chairman & CEO
Founder & CEO of Wall Data (WALL).
$150M, Publicly-held Enterprise Software Company
Linden Barney
Chief Financial Officer
Former VP Finance, Innuity; Corporate
Controller, Sento Corporation (SNTO);
KPMG Audit Practice
John Dennis
President
Founder & CEO, predecessor Innuity company
Founder & President, Dial-Net, acquired by WorldCom
Contact Information
Jordan Silverstein/ Christine Berni
The Investor Relations Group
11 Stone Street, 3rd. FL
New York, NY
212-825-3210
jsilverstein@investorrelationsgroup.com
cberni@investorrelationsgroup.com
Company Overview
Innuity is a Software as a Service (SaaS) company that designs, acquires and integrates applications to deliver solutions for small businesses. The company’s Internet technology is based on an accordable, on-demand model that allows small businesses to interact with customers and efficiently manage their business. With Innuity’s integrated promotion and commerce solutions, small businesses can easily and accessibly establish the technology infrastructure needed to help them be more competitive in the marketplace.
Innuity’s Internet technology platform, Innuity Velocity™, enables internally developed as well as acquired applications to work together seamlessly. Its on-demand application model provides small businesses the opportunity to select the applications that are right for their business. Small businesses select applications individually or as an integrated suite — with minimum start-up and maintenance costs — allowing them to grow their revenues, reach and serve customers and run their everyday operations.
Innuity Revenue Growth
Innuity continues to expand its product lines and build its solutions base for small business through internal development and its product acquisitions.
Company Highlights
è	Strong quarterly revenue growth improvements

è	Innuity is well positioned to benefit from the rapid growth in the IT market

è	Strong and experienced management team

è	Consolidated revenues for 2006 increased 73% to $21.6 million compared to $12.5 million reported for 2005
8644 154th Avenue Northeast • Redmond, WA 98052 • T: (425) 497-9909 • F: (432) 437-0409 • www.innuity.com

Market Opportunity
•	There are currently 23.7 million US-based small companies

•	US-based small businesses annually spend $86 billion on computer information technology products and services and an additional $26 billion in advertising

•	Through direct sales and partnerships with Fortune 500 Vendors, Innuity gains access to millions of small businesses
Strategic Relationships
Innuity Comparables

							Current Qtr
					Current		Annualized
		Shares		Current	Market Cap		Revenue			Stock Price as
		Outstanding		Stock	(in millions		(in millions		Annualized	a Multiple of
Company	Ticker	(in millions)		Price	of dollars)		of dollars)		Rev/Share	Rev.
Innuity	INNU	21.9	M	$0.30	6.6	M	21.7	M	$0.99	0.30
Smart Online	SOLN	17.87	M	$2.53	44.22	M	3.23	M	$0.21	12.05
Website Pros	WSPI	17	M	$9.54	163.93	M	56.85	M	$3.35	2.85
Web.com	WWWW	16.8	M	$4.79	80.45	M	49.91	M	$3.00	1.6
RightNow	RNOW	32.96	M	$15.69	517.21	M	111.46	M	$3.43	4.57
SalesForce.com	CRM	115.5	M	$46.56	5.38	B	554.82	M	$4.89	9.52
Forward-Looking Statements: Some statements in this fact sheet are “forward-looking statements” as that term is defined in Sections 27A of the Securities Act of 1933 as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934 as amended (the “Exchange Act”), and are subject to certain risks and uncertainties, including, but not limited to, economic conditions, competition, changes in laws and the demand for the company’s goods and services, which could significantly affect anticipated future results. Actual results may differ materially from any forward-looking statements. The Investor Relations Group, Inc. is a paid consultant and may hold a long position in the company.

Innuity, Inc. June 2007 - Confidential v.6.18.07 am

Forward-Looking Statement Some statements in this presentation are "forward- looking statements" as that term is defined in Sections 27A of the Securities Act of 1933 as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1942 as amended (the "Exchange Act"), and are subject to certain risks and uncertainties, including, but not limited to, risks and uncertainties associated with our financial condition, our ability to sell our products, our ability to compete with competitors and the growth of the Internet as a business tool for small businesses, and those included in our annual report on Form 10-KSB, as well as other documents we periodically file with the Securities and Exchange Commission. Actual results may differ materially from any forward-looking statements.

Innuity's Business Innuity is a Software as a Service (SaaS) company - delivering suites of applications that provide affordable & integrated promotion, commerce and productivity solutions for small business.

Innuity's Management

John Wall, Founder, Chairman & CEO

- Founder & CEO of Wall Data (WALL). $150M, Publicly-held Enterprise Software Company

- **John Dennis, President**
  - Founder & CEO, predecessor Innuity company
  - Founder & President, Dial-Net, acquired by WorldCom
- **Linden Barney, CFO**
  - Former VP Finance, Innuity
  - Corporate Controller, Sento Corporation (SNTO)
  - KPMG audit practice
- **Marvin Mall – COO**
  - Innuity founding team
  - Vice President Development, Wall Data
- **Shivonne Byrne, CMO**
  - Partner & GM, Regis McKenna Inc.
  - Vice President Marketing, Visio Corp. (now Microsoft)

INNUITY Small is the new big.
4

SaaS Transforming Business 2003 2004 2005 2006 2007 2008 2009 2010 2011 *Source: Saugatuck Technology Low High Adoption SMB Large Enterprise Lead Users Routine Users Early Adopters SaaS at the Market Adoption "Tipping Point"

Accelerated Market Opportunity 2007 Market Momentum 2007 Innuity Momentum SaaS Adoption Rate Electronic Payment Adoption Rate POS - Electronic Biz Data Usage Search Engines' Local Search Strategy Processed Over $3.8B, up 90% from '05 176M Online Consumers, up 76% from '05 52K Small Business Customers, up 73% from '05 $21.7M Revenues, up 73% from '05 $5.3M Q1 '07 Revenues, up 6% from Q1 '06 2006 & Q1 2007 Results:

Product Strategy Summary Two Major Compelling Needs of Small Business #1 Find Target Customers #2 Do Business w/ Customers Innuity Promotion Products: Websites YP Guides LeadConnect(tm) Pay-Per-Click Advertising Search Engine Optimization Innuity Commerce Products: Point of Sale (POS) Creditdiscovery Merchant Life Cycle Management Tools Merchant Accounts Credit Card & ACH Processing VoiceP

2007 Strategic Focus - New Product Launches Online Business Listings (tm) 57% of shoppers say the Internet is their primary source of information pre-purchase. -Burst Media Go live in minutes with a customizable online search profile Publish locations, hours, maps, contacts, website links, services, specialties, and more Turn local online shoppers into in-store buyers - with no complex website to build ONLY $39.95* PER MONTH

Creditdiscovery Streamlined, Integrated and Seamless Merchant Life Cycle Management (MLCM) Tools Takes merchant applications from the prospect stage through account set-up and boarding - and then advances the merchant process to total terminal set- up, transaction processing and detailed daily reporting. Includes: Rapid merchant account application processing Real-time credit scoring Board automation Contract origination Settlement data Risk management Profitability and residual management 2007 Strategic Focus - New Product Launches

2006 Products-Channel 2006: Starting to Connect Products with Sales Processes Promotion: Websites @ $25/month Processing: Gateways @ 5¢/month x 1K transactions = $50/month Jadeon POS Systems @ $170/month Merchant #2 Merchant #1 Private Label ISOs Direct Merchant #3

2007 Products - Channel

<u>Credit*discovery* Platform Unifies Innuity's Sales Process</u>

Across Products via Merchant Processing – ISO* Channel



$25K-100K/mo: Recurring
80% GM
$25K-100K/mo: Recurring
80% GM
$5K-20K/mo: Recurring
80% GM
Bank
Processor
Innuity-owned
ISO
Acquirint/ISO
Merchant
Merchant
Merchant
Merchant
Merchant

*ISO: Independent Sales Organization

Small is the new big.
11

2007 Products - Channel Promotion: $50-100/mo @ 80% GM Processing: $1-2K/mo @ 85% GM POS Subscription: $300-400/mo @ 60% GM Merchant Revenue Opportunity Impact: $1,350 - 2,500/mo per Merchant

Innuity's Revenue Growth $1.7M $4.1M $12.5M $21.7 M $ Millions Organic & Acquisition Growth

Innuity's Revenue Revenue by Quarter* '06 '07 *2006: Blue 2007: Orange

2007 Balance Sheet Improvements Took in $2 Million of Debt Financing Retired $700,000 Bank Credit Line Settled $323,000 of Debt & Interest with Equity Retired $1.2 Million City Search Liability for $623,000 Restructured Debt

Innuity's Capitalization Preferred Stock None Common Stock Authorized 200,000,000 Issued & Outstanding 21,920,000 Options Granted 2,600,000 Warrants Granted 1,997,000 Convertible Securities 345,000 Fully Diluted Shares 26,862,000 Inside Ownership Common Stock 10,694,000 Options, Warrants, Convertibles 2,113,000 Float 11,226,000 Innuity Capitalization Chart

Innuity's Comparables Company Symbol Shares Iss/Out. Current Stock Price Current Market Cap Current Qtr. Annunalized Revenue Annualized Rev/Share Stock Price as a Multiple of Rev. Innuity INNU 21.9M $0.30 $6.6M $21.7M $0.99 0.30 Smart Online SOLN 17.87M $2.53 $44,22M $3.23M $0.21 12.05 Website Pros WSPI 17M $9.54 $163.93M $56.85M $3.35 2.85 Web.com WWWW 16.8M $4.79 $80.45M $49.91M $3.00 1.6 RightNow RNOW 32.96M $15.69 $517.21M $111.46M $3.43 4.57 SalesForce.com CRM 115.5M $46.56 $5.38B $554.82M $4.89 9.52

Innuity Momentum Innuity Momentum Driving Towards Key Business Goals

Company Highlights Company Highlights